PROXY STATEMENT
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)
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SONOMA VALLEY BANCORP
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2007
     To our Shareholders:
     The annual meeting of shareholders of Sonoma Valley Bancorp (the “Company”) will be held on May 16, 2007, at 6:00 p.m., at Ramekins Event Center, 450 West Spain Street, Sonoma, California 95476. The meeting is being held for the following purposes:
(1)	To elect six (6) directors to serve until the next annual meeting and until their successors are elected and qualified;

(2)	To approve and amend the Sonoma Valley Bancorp Bylaws to decrease the minimum number of directors authorized to 5 and the maximum number of directors authorized to 9;

(3)	To approve and adopt the 2007 Equity Incentive Plan;

(4)	To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for fiscal year 2007; and

(5)	To vote on a proposal relating to a residency requirement submitted by certain shareholders.
     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.
     The Board of Directors has fixed the close of business on March 23, 2007, as the record date for determining those shareholders who will be entitled to notice and to vote at the meeting or any postponement or adjournment.
     Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.
     As an added convenience, a shareholder can vote by telephone or by using the Internet as indicated on the proxy card. If you vote by telephone or Internet, you do not need to return the proxy card.

By Order of the Board of Directors
/s/ Suzanne Brangham
SUZANNE BRANGHAM, Secretary

April 3, 2007
Sonoma, California
WE URGE YOU TO VOTE BY TELEPHONE AT 1-800-776-9437 OR BY USING THE INTERNET AS INDICATED ON THE PROXY.
OTHERWISE, PLEASE SIGN, DATE AND RETURN YOUR ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 16, 2007
SONOMA VALLEY BANCORP
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS OF SONOMA VALLEY BANCORP
PURPOSE OF MEETING
GENERAL PROXY STATEMENT INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN SHAREHOLDERS AND CERTAIN RELATED TRANSACTIONS
POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE IN CONTROL
RELATED PERSON TRANSACTIONS
PROPOSAL NO. 2 APPROVE AND AMEND SONOMA VALLEY BANCORP BYLAWS TO DECREASE THE MINIMUM NUMBER OF DIRECTORS AUTHORIZED AND THE MAXIMUM NUMBER OF DIRECTORS AUTHORIZED
PROPOSAL NO. 3 ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN
PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
PROPOSAL NO. 5 SHAREHOLDER PROPOSAL
OTHER BUSINESS
SONOMA VALLEY BANCORP ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS OF SONOMA VALLEY BANCORP
PROXY VOTING INSTRUCTIONS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
IMPORTANT: SIGNATURE REQUIRED ABOVE

SONOMA VALLEY BANCORP
202 W. Napa Street
Sonoma, California 95476
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS OF
SONOMA VALLEY BANCORP
     This proxy statement contains information related to the annual meeting of shareholders of Sonoma Valley Bancorp (the “Company”) to be held on May 16, 2007, beginning at 6:00 p.m., at Ramekins Event Center, 450 West Spain Street, Sonoma California 95476, and at any postponements or adjournments thereof.
     A copy of the Company’s Annual Report for the year ended December 31, 2006, accompanies this Proxy Statement.
     These proxy materials were first mailed to shareholders on or about April 9, 2007.
PURPOSE OF MEETING
At the annual meeting, shareholders will be asked:
(1)	To elect six (6) directors to serve until the next annual meeting and until their successors are elected and qualified;

(2)	To approve and amend the Sonoma Valley Bancorp Bylaws to decrease the minimum number of directors authorized to 5 and the maximum number of directors authorized to 9;

(3)	To approve and adopt the 2007 Equity Incentive Plan;

(4)	To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for fiscal year 2007; and

(5)	To vote on a proposal relating to a residency requirement submitted by certain shareholders.
     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.
GENERAL PROXY STATEMENT INFORMATION
Introduction
     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Company. Shareholders are requested to consider and vote upon the matters discussed herein.
Revocability of Proxies
     Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company’s Secretary, Ms. Suzanne Brangham, 202 West Napa Street, Sonoma, California 95476, written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the meeting and electing to vote in person prior to the taking of any vote.
Solicitation of Proxies
     The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Regan & Associates will be paid a fee of approximately $16,000, plus reimbursement of out-of-pocket expenses. The expense of preparing, assembling, printing, and mailing these proxy materials will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special remuneration. Although there is no formal agreement to do so, the Company may also reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the cost of forwarding proxy materials to the beneficial owners of the Company’s common stock.
Outstanding Securities and Voting Rights
     Holders of record of the Company’s common stock at the close of business on March 23, 2007, will be entitled to vote on all matters to be presented at the annual meeting. As of such date, 2,319,627 shares of common stock were outstanding. Votes may be cast in person or by proxy, and each share of common stock entitles its holder to one vote.
     With respect to Proposal One, the six (6) directors receiving the highest number of votes will be elected as directors. With respect to Proposal Two, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for approval, however, Proposal Two cannot be adopted if the votes cast against or not consenting to the adoption of Proposal Two would be sufficient to elect at least one (1) director if voted cumulatively at an election at which all of the outstanding shares entitled to vote were voted and the entire number of previously authorized directors were then being elected. The affirmative vote of a majority of the shares of the Company’s common stock represented and voting at the meeting (which also can constitute not less than 25% of the outstanding shares) is required in order to approve Proposals Three, Four and Five, respectively. Under California law, abstentions and broker non-votes shall be counted for purposes of determining a quorum, but will not be counted for or against the proposals or for or against any of the directors.
     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company’s designated proxy holders (the “Proxy Holders”) have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under “Election of Directors” as possible. The six nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.
     A proxy for use at the annual meeting is enclosed. Proxies which are properly executed and returned to the Company will be voted at the annual meeting in accordance with the shareholders’ instructions contained in such proxies and, at the discretion of the Proxy Holders, on such other matters as may properly come before the meeting. The Company is soliciting discretionary authority to cumulate votes in connection with the election of directors and in connection with any other matters that may properly come before the meeting, as provided for above. Where no contrary instructions are given, the shares will be voted “For” the election of each of the six directors identified under the caption, “Election of Directors”, “For” the approval of the amendment to the Company’s Bylaws, decreasing the minimum number of directors authorized and the maximum number of directors authorized, “For” the approval and adoption of the 2007 Equity Incentive Plan “For” the ratification of the selection of Richardson and Co. as independent auditors for 2007 and “Against” the adoption of the director residency requirement proposed by certain shareholders. Any shareholder has the power to revoke his or her proxy at any time before it is voted.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     In accordance with Article III, Section 2 of the Company Bylaws, the number of directors shall not be less than six (6) nor more than eleven (11). Pursuant to such section, the board of directors has approved a reduction in the number of directors from nine (9) to six (6). All directors of the Company are elected for one-year terms and until their successors are duly elected and qualified. The Board of Directors of the Company proposes that the six nominees named below, all of whom are currently serving as directors of the Company, be re-elected for new one-year terms. Each of the nominees has consented to serve if elected. There are no family relationships between directors and officers. The address of each of the nominees is Sonoma Valley Bancorp, 202 West Napa Street, Sonoma, CA 95476. Ms. Brangham, and Messrs. Downing, Hitchcock, Nicholas, and Sangiacomo are independent directors, as defined in the NASD listing standards.
     The six directors standing for election, including a capsule background summary and the number of shares held by each, are as follows:

		Common Stock Amount
		and Nature of Beneficial		Percent of Class
Name and Principal Occupation	Age	Ownership		(1)
Suzanne Brangham Secretary since 2001; Director of Sonoma Valley Bancorp since its formation in November 2000 and Director of the Bank since March 1995; since 1994, president of 400 West Spain Corp and since 1999, LLC Manager of MacArthur Place	64	27, 798		1.20%

Dale T. Downing Director of Sonoma Valley Bancorp since its formation in November 2000 and Director of the Bank since its formation in 1988; proprietor, Sonoma Market, Inc. and Glen Ellen Village Market, Inc., formerly Shone’s Country Store, Inc.	65	58,405		2.52%

Robert B. Hitchcock Director of Sonoma Valley Bancorp since its formation in November 2000 and Director of the Bank since its formation in 1988; Chairman of the Board 1988-1995; retired in 1992 as President, Nicholas Turkey Breeding Farms, a position held since 1982	62	115,704	(2) (6)	4.93%

Robert J. Nicholas Chairman of the Board since 1995; Director of Sonoma Valley Bancorp since its formation in November 2000 and Director of the Bank since its formation in 1988; retired in 1992 as Chairman, Nicholas Turkey Breeding Farms, a position held since 1982	64	111,837	(3)	4.81%

Angelo C. Sangiacomo Director of Sonoma Valley Bancorp since its formation in November 2000 and Director of the Bank since 1992; general manager and partner, Sangiacomo Vineyards since 1950; founding director, Carneros Quality Alliance since 1959	76	41,381	(4)	1.76%

		Common Stock Amount
		and Nature of Beneficial		Percent of Class
Name and Principal Occupation	Age	Ownership		(1)
Mel Switzer, Jr. Vice Chairman since June 2006; President and Chief Executive Officer of the Bank since April 1990; Director of Sonoma Valley Bancorp since its formation in November 2000 and Director of the Bank since he joined in 1990	61	88,420	(5) (7)	3.79%

Directors and Executive Officers as a Group (12 persons including the above)		664,842	(8)	27.04%

(1)	Percentages are based on a total of 2,319,627 shares outstanding as of March 13, 2007.

(2)	Includes 27,797 shares subject to options exercisable within 60 days.

(3)	Includes 4,633 shares subject to options exercisable within 60 days.

(4)	Includes 32,430 shares subject to options exercisable within 60 days.

(5)	Includes 11,487 shares subject to options exercisable within 60 days.

(6)	Includes 10,920 shares held by wife in an IRA account.

(7)	Includes 2,157 shares held by wife in an IRA account.

(8)	Includes a total of 125,477 shares subject of options exercisable within 60 days.
Committees and Compensation of the Board of Directors
     The Board of Directors of the Company has established a standing Audit Committee, Personnel and Policies Committee and Nominating Committee.
     The Personnel and Policies Committee performs the role and duties of a compensation committee and serves the function of considering officer compensation and employee benefits. The five members of the Committee are: Robert J. Nicholas (Chairman), Dale T. Downing, Robert B. Hitchcock, Jesse R. Stone and Harry W. Weise. The Committee met two times during 2006.
     At fiscal year end, the Audit Committee consisted of six independent directors, Messrs. Hitchcock (Chairman), Downing, Harland, Nicholas, Stone and Weise. The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Board of Directors has determined that Robert Hitchcock, Chairman of the Audit Committee, qualifies as the Audit Committee Financial Expert as defined in the Sarbanes-Oxley Act of 2002. The Committee met seven times during 2006.
     The Nominating Committee consisted of Messrs. Nicholas, Downing, Switzer and Hitchcock.
Nominations to the Board of Directors
     Our directors and the Nominating Committee take a critical role in guiding our strategic direction and overseeing the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
     The Nominating Committee does not have a written charter related to its nomination process. The Nominating Committee believes given the diverse skills and experience required to grow the Company that the input of its members and all members of the Board of Directors is important for considering the qualifications of individuals to serve as directors. The Nominating Committee is responsible for recommending a slate of directors for election at the annual meeting.
     In carrying out its responsibilities, the Nominating Committee and Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of the Company’s Bylaws. Suggestions for candidates to be evaluated by the Nominating

Committee and Board must be sent to Suzanne Brangham, Secretary, 202 W. Napa Street, Sonoma, California 95476. Ms. Brangham and Messrs. Downing, Hitchcock, Nicholas and Sangiacomo are independent directors as defined in the NASD listing standards.
     In December 2006, the Company received a letters from shareholders requesting that Gerald Marino and John Fanucchi be considered as nominees to the Company’s the Board of Directors. The Nominating Committee and Board reviewed the requests and determined that nominating the candidates would not be in the best interest of the Company or the shareholders.
Audit Committee Report
     The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
     The Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
     After the review and discussions mentioned above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.
Respectfully Submitted,
Sonoma Valley Bancorp Audit Committee,
Robert B. Hitchcock, Chairman
Dale T. Downing
Frederick H. Harland
Robert J. Nicholas
Jesse R. Stone
Harry W. Weise
Compensation Committee Interlocks and Insider Participation
     Robert J. Nicholas (Chairman); Dale T. Downing; Robert B. Hitchcock; Jesse R. Stone and Harry W. Weise serve on the Personnel and Policies Committee (the board committee performing equivalent functions of a compensation committee). There are no compensation committee interlocks or insider participation on our Personnel and Policies Committee. Our Personnel and Policies Committee does not have a charter.
     The Bank has had (and expects to have in the future) banking transactions in the ordinary course of its business with its directors, officers, principal shareholders and their affiliates. These loans are granted on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with others and, in the opinion of management, do not involve more than the normal risk of collectibility.
     In 2006, the Bank made advances on four loans for Robert Nicholas, Chairman of our Personnel and Policies Committee. During 2006, the highest amount of aggregate indebtedness under the loans was approximately $519,591. As of December 31, 2006, the aggregate indebtedness under the loans was $516,795 and indebtedness as of March 23, 2007 was approximately $620,023. In 2006, principal payments of $83,566 and interest payments of $30,013 were paid on Mr. Nicholas’ loans. All of the loans are revolving lines of credit and two of the loans have fixed rates of 7.00% and two of the loans are variable rate and tied to the prime lending rate. As of March 23, 2007, the rates on the variable rate loans were 8.25%. During 2006, the rates fluctuated from a high of 9.25% to a low of 7.25%. All director loans have interest rates competitive to those available from other lenders and based on creditworthiness. Loans to directors are reviewed and evaluated by the Bank’s loan committee and ratified by the Board, with the interested director abstaining.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Compensation Program
     The Personnel and Policies Committee of the Board has responsibility for establishing, implementing and monitoring the Company’s compensation of senior executives. The Personnel and Policies Committee ensures that the total compensation paid to the executives is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to executives are similar to those provided to other executive officers of similarly situated community bank holding companies.
     Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table on page 12, are referred to as the “named executive officers”.
Philosophy and Objectives
     The Personnel and Policies Committee has historically compensated senior executives through a combination of base salary, bonus and equity-based compensation in a manner that is competitive with comparable community banks and intended to align the incentives with the long-term interests of the Company’s shareholders.
     The Personnel and Policies Committee also takes into account that, as a result of both the Company’s size and relatively remote location, having comparable compensation packages is necessary in order to retain and attract senior employees in key positions. The Personnel and Policies Committee evaluates both performance and the level of compensation to ensure that the Company remains competitive relative to the compensation paid to our peer community banks and community bank holding companies. To that end, the Personnel and Policies Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that provide rewards based on the overall performance of the Company and the role of the senior executives in improving the Company’s performance. At the senior executive level, the Personnel and Policies Committee designed the incentive compensation to reward company-wide performance by tying the pool available for distribution to senior executives to the earnings growth for the year and the percentage of increase compared to the prior year. At lower levels the incentive compensation is targeted more at operational goals and achievements in areas under the control of these employees.
Setting Executive Compensation
     The Personnel and Policies Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation in a manner intended to motivate executives, including the named executive officers, to achieve earnings growth and other business goals set by the Company and reward the executives for achieving such goals. To assist the Personnel and Policies Committee in establishing proper compensation levels, in 2005 the Company engaged the banking practice group of Clark Consulting to review the Company’s executive compensation and to recommend potential improvements regarding existing practices. As part of its analysis, Clark Consulting and the Company jointly chose a custom peer group of 18 publicly traded banks or bank holding companies based upon asset size, geographic location and performance. The peer group included Foothill Independent Bancorp, North Valley Bancorp, First Northern Community Bancorp, United Security Bancorp, Community Bancorp, Inc., North Bay Bancorp, BWC Financial Corp., Heritage Oaks Bancorp, Community Valley Bancorp, Southwest Community Bancorp, Central Valley Community Bancorp, Epic Bancorp, Pacific State Bancorp and Canyon National Bank. The overall results of the analysis provided the Personnel and Policies Committee with a comprehensive analysis of the compensation paid to the Company’s senior executives with that paid to similarly situated senior executives in the peer group. The Personnel and Policies Committee reviewed market data for the five most highly compensated officers at each of the peer group companies and compared it to the five most highly compensated officers of the Company.
     A portion of total compensation for senior executives is allocated to incentives as a result of the philosophy mentioned above. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Personnel and Policies Committee reviews information to determine the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company, as determined by the established goals of the Company’s cash incentive program.

2006 Executive Compensation Components
     The principal components of compensation for the named executive officers in 2006 were:
•	base salary;

•	incentive compensation;

•	long-term equity incentive compensation;

•	retirement benefits;

•	severance benefits; and

•	deferred compensation benefits
Base Salary
     The Company provides executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Salary ranges for the named executive officers are determined for each executive based on his or her position and responsibility. The Company competes with many larger banks for top executive talent and, as a result, the base salary component of total compensation is designed to compensate executives, including the named executive officers, competitively within the industry. Base salaries of the executive officers, including the named executive officers, are established by the Personnel and Policies Committee based on other factors as well including relevant peer group information, the executive’s job responsibilities, level of experience, individual performance, and overall contribution to the financial results of the Company. In making base salary decisions, the Personnel and Policies Committee uses its discretion and judgment based upon regional and personal knowledge of industry practice but does not apply any specific formula to determine the base salaries for the named executive officers.
     Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of executives are not common but may be made based on the Personnel and Policies Committee’s assessment of each individual’s performance.
Cash Incentive Compensation
     The Company’s cash incentive, or bonus, component of executive compensation is designed to reflect the Personnel and Policies Committee’s belief that a portion of the compensation of executive management, including the Chief Executive Officer and the Company’s managers and staff, should be contingent upon the overall performance of the Company. The program is intended to motivate and reward executive officers and employees by tying the benefit to the financial success of the Company. The amount to be set aside under the cash incentive program is determined based on the net profits for the fiscal year and the amount of increase over the prior year’s net profits. After determining the amount available for distribution, the program provides that sixty percent (60%) will be allocated to executive management, including the named executive officers, and forty percent (40%) to management and staff.
     Each of the named executive officers for the fiscal year ended December 31, 2006, received the following cash incentive awards under the Company’s cash incentive program.

2006
Cash Incentive
Name	Awards
Mel Switzer, Jr.	$153,216
Mary Dieter Smith	$76,608
Sean Cutting	$95,760
Cathleen Gorham	$57,456
     The cash incentive awards made to named executive officers are reflected in column (g) of the Summary Compensation Table on page 12.

Long-Term Equity Compensation
     The Personnel and Policies Committee provides the Company’s executive officers with long-term equity compensation, in the form of grants of options, restricted stock, stock appreciation rights and stock bonuses under the Company’s 2002 Equity Incentive Plan. Advantages of long-term equity compensation include favorable accounting and tax treatment and the ability to meet the almost universal expectation in the industry to provide stock options and other equity-based compensation to employees. The Personnel and Policies Committee believes that long-term equity compensation provides the Company’s executive officers, including the Chief Executive Officer, with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s common stock. The Personnel and Policies Committee believes that stock options and other equity-based compensation assist in motivating executives to maximize long-term shareholder value.
     All stock options that were granted, including to the Chief Executive Officer, have been granted at the fair market value of the Company’s common stock on the date of grant. The Personnel and Policies Committee determines the fair market value based upon the closing price of the Company’s stock on the day of determination. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company’s strategic goals.
     The ability to provide equity incentives, through the granting of stock options and other equity-based compensation, gives the Personnel and Policies Committee the ability to create a combination of cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by executives and employees, encourage the growth of shareholder value and allow key employees to participate in the long-term growth and profitability of the Company.
     Awards of equity-based compensation are not routinely made but may occur throughout the year.
     The granting of equity-based compensation helps to:
•	enhance the connection between shareholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of total compensation.
     The majority of stock options granted by the Personnel and Policies Committee vest at a rate of 20% per year over the first five years of a ten-year option term. Vesting and exercise rights cease upon termination of employment except in the case of death (subject to a one year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends.
     The Personnel and Policies Committee awards restricted stock to senior executives, including the named executives, based upon substantially the same factors described above for the issuance of stock options. The Personnel and Policies Committee determines the number of shares to be awarded to particular senior executives and the vesting of the shares, typically over five years at a rate of 20% per year, although the grant to Mr. Switzer in 2006 included vesting over three years. Upon issuance of restricted shares, the holders have many of the rights and privileges of a shareholder including voting rights. Upon termination of employment, all restricted shares that have not vested are forfeited, without further obligation of the Company.
     To date, the Company has not required any participant to pay for their restricted shares. The fair market value of restricted shares is determined on the grant date, which is the date of determination. The Personnel and Policies Committee awarded restricted shares for the first time in 2006 in recognition of the improvements in the Company’s financial results and achievements in the safety and soundness of the bank’s internal processes. Although the Company has historically only issued stock options and restricted shares, it may in the future grant stock appreciation rights, or other equity-based compensation as permitted in the 2002 Equity Incentive Plan and as determined appropriate by the Personnel and Policies Committee.

Retirement Benefits
     Certain of the Company’s executives, limited to a select group of management and highly compensated employees, are eligible to participate in the Supplemental Executive Retirement Plan and, along with all other employees, in the Company’s 401(k) plan. Under the Supplemental Executive Retirement Plan (“SERP”), eligible executives, including the named executive officers, earn the right to receive certain benefits upon retirement. Retirement benefits are provided annually after retirement and calculated and based upon a fifteen year vesting schedule and a percentage of the average of the best five years of the participant’s cash compensation, including salary, incentive and bonus.
     The SERP is a plan similar to those adopted and utilized by the Company’s peer groups and provides the types of retirement benefits that are expected by executive officers of similarly situated banks and bank holding companies. The SERP benefits certain eligible executives based upon the Personnel and Policies Committee’s discretion and the completion of a participation agreement. The benefits associated with SERP participation are a yearly benefit after termination from the company and the amount of the benefit is determined by a formula multiplying a factor determined by years of service with an average of the highest five years of compensation. The SERP is an unfunded plan and the Company has purchased insurance policies to assist with the eventual funding of the SERP benefits in the future. The policies are corporate owned whole life insurance policies with the cash value of the policies owned by the Company and the death benefit on the employee paid to the Company as well.
     Under the 401(k) plan, the Company matches employee contributions in the amount of 40% of employee’s contribution but not to exceed the Internal Revenue Service limit. When the Committee targets overall compensation for executive officers, it does not factor in the compensation benefits expected to be received under the 401(k).
     The Company also provides certain retirement benefits for its non-employee directors pursuant to director benefit agreements. Because of the difficulty in attracting and retaining experienced and suitable candidates to serve as independent directors, the Personnel and Policies Committee believes these limited retirement benefits are an appropriate manner to reward its independent directors for their service to the Company. Under the terms of the director benefits agreements, upon retirement at age 70, eligible directors will receive annual retirement benefits in the amount of $500 multiplied by the number of years of service on the board of directors of the Company or the Bank and increased at the rate of two percent (2%) each year beginning after the commencement of benefits. Benefits are paid until the death of the director or the director’s spouse, if the spouse survives the director. Upon commencement of benefits, payments are made in twelve (12) monthly installments.
Severance Benefits
     The Personnel and Policies Committee believes that reasonable severance benefits should be made available to senior executives upon a change of control that results in the termination of their employment. This is also a consistent practice among the Company’s peer group. The Company has agreed to certain severance agreements with certain of its senior executives recognizing the fact that it may be difficult for these individuals to find comparable positions within a short period of time following termination of their employment.
     Under the terms of the severance agreements, in the event the executive is terminated within two years following a change of control of the Company, the executive is entitled to his or her base salary in a lump sum or, at the Company’s discretion, in twelve equal monthly installments. Severance benefits are not paid if an executive is terminated for gross malfeasance, fraud, deceit, theft or similar acts that would subject the executive to civil or criminal liability or would injure the Company. The Company’s Chief Executive Officer, Mel Switzer, is entitled to two years of base salary under his severance agreement and all other executives are entitled to one year of base salary. The Personnel and Policies Committee has found that these levels of severance benefits are commensurate with, and part of the general practice of, its peer group.
Deferred Compensation
     The Company’s directors and a select group of management and highly compensated employees, including the named executive officers, are entitled to participate in the Company’s deferred compensation plan. Under the deferred compensation plan, eligible participants can defer up to 50% of salary and 100% of the annual bonus. Directors can defer 100% of their fees. These assets that are deferred accrue interest and provide a return equal to 120% of the corporate bond rate, as determined in August of each year, and rounded up the nearest whole percentage point.

Perquisites and Other Personal Benefits
     The Company does not provide named executive officers with any significant perquisites or other personal benefits. The perquisites that are provided are believed to be reasonable and consistent with the Company’s overall compensation program and adequately assist the Company in retaining superior employees for key positions.
Tax and Accounting Implications
     Deductibility of Executive Compensation
     As part of its role, the Personnel and Policies Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes.
     Accounting for Stock-Based Compensation
     Beginning on January 1, 2003, the Company approved accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R).
Compensation Committee Report
     The Personnel and Policies Committee has reviewed and discussed the Compensation Discussion and Analysis section with management and recommends that the Compensation Discussion and Analysis section be included in this proxy statement and included or incorporated by reference in the Company’s Form 10-K.
     In conclusion, the Committee believes that the company’s current compensation levels are consistent with Company goals.
Respectfully Submitted,
Sonoma Valley Bancorp Personnel and Policies Committee,
Robert J. Nicholas, Chairman
Dale T. Downing
Robert B. Hitchcock
Jesse R. Stone
Harry W. Weise
Attendance at Board, Committee and Shareholder Meetings
     The Board of Directors met eleven times during 2006 for regular board meetings. All members of the Board attended at least 75% of all board meetings and meetings of the committees on which they served during 2006, except Fred Harland. All of the members of the Board of Directors attended last year’s annual meeting of shareholders, except Fred Harland.
Directors’ Remuneration
     The directors of the Company are scheduled to meet at least quarterly and receive $100 for each meeting. The directors of the Sonoma Valley Bank (the “Bank”) receive $800 for each regular board meeting and $200 for each committee meeting they attend, as a member. The Chair of the Board of Directors of the Bank, Bob Nicholas, receives $1,100 for each Bank meeting. The Chair of the Audit Committee and the Chair of the Loan Committee receive $300 for each committee meeting attended. The President and Chief Executive Officer does not receive any director fees.

Director Compensation

						CHANGE IN
						PENSION VALUE
						AND
	FEES					NONQUALIFIED
	EARNED				NON-EQUITY	DEFERRED
	OR PAID	STOCK	OPTION		INCENTIVE	COMPENSATION	ALL OTHER
	IN CASH	AWARDS	AWARDS		PLAN	EARNINGS	COMPENSATION
NAME	($)	($)	($)		COMPENSATION	($)	($)
(a)	(b)	(c)	(d)		($)	(f)	(g)
A Brangham	14,100	0	0		0	5,694
B Downing	16,900 (1)	0	0	(2)	0	11,889
C Harland	11,700	0	0		0	5,441
D Hitchcock	13,600	0	0	(3)	0	6,213
E Nicholas	19,800 (4)	0	0	(5)	0	11,273
F Sangiacomo	15,100 (6)	0	0	(7)	0	11,608
G Stone	13,500	0	0		0	0
H Weise	15,900	0	0	(8)	0	6,320

(1)	All of Mr. Downing’s director fees were deferred under the Deferred Compensation Plan.

(2)	Mr. Downing has outstanding options to purchase 32,431 shares under the 1996 Stock Option Plan.

(3)	Mr. Hitchcock has outstanding options to purchase 27,798 shares under the 1996 Stock Option Plan.

(4)	One-half, $9,900, of Mr. Nicholas’ director fees were deferred under the Deferred Compensation Plan.

(5)	Mr. Nicholas has outstanding options to purchase 4,633 shares under the 1996 Stock Option Plan.

(6)	All of Mr. Sangiacomo’s director fees were deferred under the Deferred Compensation Plan.

(7)	Mr. Sangiacomo has outstanding options to purchase 37,064 shares under the 1996 Stock Option Plan.

(8)	Mr. Weise has outstanding options to purchase 18,532 shares under the 1996 Stock Option Plan.
     In 2006, Ms. Brangham received $1,100 for serving on the Board, $9,600 for serving on the Board of the Bank, and the remaining $3,400 for serving on various Bank committees. Mr. Downing received $1,000 for serving on the Board, $9,600 for serving on the Board of the Bank, and the remaining $6,300 for serving on various committees. Mr. Downing receives an additional $100 per committee meeting he attends as a committee chair. Mr. Harland received $1,100 for serving on the Board, $9,600 for serving on the Board of the Bank, and the remaining $1000 for serving on various Bank committees. Mr. Hitchcock received $1,100 for serving on the Board, $9,600 for serving on the Board of the Bank, and the remaining $2,900 for serving on various committees. Mr. Hitchcock receives an additional $100 per committee meeting he attends as a committee chair. Mr. Nicholas received $1,100 for serving on the Board, $13,200 as Chairman of the Bank Board, and the remaining $5,500 for serving on various Bank committees. Mr. Sangiacomo received $1,100 for serving on the Board, $9,600 for serving on the Board of the Bank, and the remaining $4,400 for serving on various Bank committees. Mr. Stone received $1,100 for serving on the Board, $9,600 for serving on the Board of the Bank, and the remaining $2,800 for serving on various Bank committees. Mr. Weise received $1,100 for serving on the Board, $9,600 for serving on the Board, $5,200 for serving on the Board of the Bank, and the remaining $5,200 for serving on various Bank committees. Mr. Weise received an additional $100 for committee meetings he attended which he chaired.
Security Ownership of Certain Beneficial Owners and Management
Principal Shareholders
     There is no person known to the Company to own beneficially 5% or more of the outstanding shares of the Company’s common stock as of March 13, 2007. The table on page 4 of this proxy statement sets forth, as of March 13, 2007, certain information with respect to the beneficial ownership of shares of the Company’s common stock by all directors of the Company individually, and all directors and all executive officers of the Company as a group. As of March 13, 2007, there were 2,319,627 shares of common stock outstanding. The address for the shareholders listed is Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476.
EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN SHAREHOLDERS AND CERTAIN RELATED TRANSACTIONS
     The following information regarding each person who currently serves as an executive officer of the Bank is listed below; the executive officers serve at the discretion of the Board of Directors in their various capacities.

		Position with the Bank and Principal Occupations
Officer	Age	During the Past Five Years
Mel Switzer, Jr.	61	Vice Chairman since June 2006; President and Chief Executive Officer since April 1990.

Mary Dieter Smith	58	Chief Operating Officer since June 1997; Executive Vice President, Chief Financial Officer and Asst. Corporate Secretary since January 1993; Vice President, Chief Financial Officer and Assistant Corporate Secretary from June 1988 to January 1993.

Sean Cutting	37	Executive Vice President and Chief Lending Officer since June 2006; Senior Vice President and Chief Lending Officer since August 2003; Vice President and Loan Group Manager since April 2003; Vice President and Commercial Loan Officer since June 2002; Corporate Banking Officer at ABN AMRO Bank and Silicon Valley Bank from 1999-2001.

Cathleen Gorham	41	Senior Vice President and Branch Administrator since July 2005; Vice President and Bank Operations since May 2001; Operations Officer since 1992.
Executive Compensation
     As to the Company’s Chief Executive Officer, Chief Financial Officer and the two other most highly compensated executive officers, the following table sets forth total remuneration received from the Company for services performed in all capacities during the last year.
Summary Compensation Table

		ANNUAL COMPENSATION					LONG-TERM COMPENSATION
									CHANGE IN
									PENSION VALUE
									AND NON-
							NON EQUITY		QUALIFIED
NAME AND					STOCK	OPTION	INCENTIVE		DEFERRED
PRINCIPAL			SALARY		AWARD(2)	AWARDS	PLAN		COMPENSATION		ALL OTHER
POSITION		YEAR	($)	BONUS($)	($)	($)	COMPENSATION		EARNINGS		COMPENSATION	TOTAL
(a)		(b)	(c)	(d)	(e)	(f)	(g)		(h)		(i)	(j)
PEO	Mel Switzer, Jr.	2006	206,667 (1)	0	78,750	0	153,216	(3)	232,744	(4)	11,261 (5)	682,638
PFO	Mary Dieter Smith	2006	136,997 (6)	0	78,750	0	76,608	(7)	122,892	(8)	0	415,247
A	Sean Cutting	2006	141,267	0	131,250	0	95,760	(9)	27,263	(10)	0	395,540
B	Cathleen Gorham	2006	106,669	0	78,750	0	57,456	(11)	0		0	242,875

(1)	5% of salary or $10,333 was deferred to the Deferred Compensation Plan.

(2)	The amounts in this column reflect the aggregate grant date fair value under FAS 123(r) of awards made during the indicated year. The assumptions we use in calculating these amounts are discussed in Note L to our financial statements for the year ended December 31, 2006, which accompanies this proxy statement.

(3)	Amount awarded pursuant to the Company’s cash incentive program.

(4)	Represents the change in actuarial present value of the accumulated benefit for Mel Switzer, Jr. under all of our benefit plans and the above-market amount for rates that exceeded 120% of the applicable federal rate, or $2,360.

(5)	Includes matching contributions to 401(k) Plan, personal use of Company car, cash dividend on restricted stock award and travel costs for spouse to attend convention with Mr. Switzer, Jr.

(6)	5% of salary, or $6,850, was deferred to the Deferred Compensation Plan.

(7)	Amount awarded pursuant to the Company’s cash incentive program of which 10%, or $7,661 was deferred to the Deferred Compensation Plan.

(8)	Represents the change in actuarial present value of the accumulated benefit for Mary Smith under all of our benefit plans and the above-market amount for rates that exceeded 120% of the applicable federal rate, or $2,376.

(9)	Amount awarded pursuant to the Company’s cash incentive program.

(10)	Represents the change in actuarial present value of the accumulated benefit for Sean Cutting under all of our benefit plans and the above-market amount for rates that exceeded 120% of the applicable federal rate, or $25.

(11)	Amount awarded pursuant to the Company’s cash incentive program.

Grants of Plan-Based Awards
     The following table provides information relating to restricted stock awarded during the fiscal year ended December 31, 2006.

ALL
OTHER
									STOCK	ALL OTHER
									AWARDS:	OPTION	EXERCISE
									NUMBER	AWARDS:	OR BASE
		ESTIMATED FUTURE PAYOUTS UNDER				ESTIMATED FUTURE PAYOUTS UNDER			OF SHARES	NUMBER OF	PRICE OF
		NON-EQUITY INCENTIVE PLAN AWARDS				EQUITY INCENTIVE PLAN AWARDS			OF STOCK	SECURITIES	OPTION
	GRANT	THRESHOLD	TARGET		MAXIMUM	THRESHOLD	TARGET	MAXIMUM	OR UNITES	UNDERLYING	AWARDS
NAME	DATE	(#)	(#)		(#)	(#)	(#)	(#)	(#)	OPTIONS (#)	($/SH)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)	(j)	(k)
PEO	7/19/06

Mel Switzer, Jr.	N/A		153,216	(1)					3,000 (2)		78,750

PFO	7/19/06

Mary Dieter Smith	N/A		76,608	(1)					3,000 (2)		78,750

A	7/19/06

Sean Cutting	N/A		95,760	(1)					5,000 (2)		131,250

B	7/19/06

Cathleen Gorham	N/A		57,456	(1)					3,000 (2)		78,750

(1)	Awarded pursuant to the Company’s cash incentive program.

(2)	Awarded under the 2002 Equity Incentive Plan.
     In 2006, restricted shares were awarded to the named executives under the 2002 Equity Incentive Plan. This was the first time the Company awarded restricted shares. Mr. Switzer was awarded 3,000 shares, vesting over a three year period, with final vesting on July 19, 2009. Ms. Smith and Ms. Gorham were each awarded 3,000 shares, vesting over a five year period, with final vesting on July 19, 2011. Mr. Cutting was awarded 5,000 shares, vesting over a five year period, with final vesting on July 19, 2011. The participants did not pay for the restricted shares, which provide each participant with voting rights and the right to receive dividends from the shares prior to vesting.
Cash Incentive Program
     On July 20, 2005 the Board of Directors adopted an incentive pool formula, effective January 1, 2005, for objectively determining the amounts to be awarded under the Company’s cash incentive program. The cash incentive program is intended to provide an incentive for executive officers, managers and staff tied to the Company’s financial performance and increases over the prior year’s financial performance. Specifically, the formula provides for a pool of funds available for cash incentive awards equal to (A) 10% of the Company’s net profits, up to the amount of the prior year’s net profit level; (B) 40% of the amount of net profits that are above the prior year’s net profit level, up to a 10% increase over the prior year; and (C) 55% of all additional net profit increases over 10%. After determining the amount available for issuance under the formula, 60% of that amount is awarded to the executive management group and 40% to managers and staff.

Outstanding Equity Awards at Fiscal Year-End

EQUITY
						STOCK AWARDS			INCENTIVE
								EQUITY	PLAN
								INCENTIVE	AWARDS:
								PAN	MARKET OR
		OPTION AWARDS				NUMBER	MARKET	AWARDS:	PAYOUT
			EQUITY			OF	VALUE OF	NUMBER OF	VALUE OF
			INCENTIVE			SHARES	SHARES	UNEARNED	UNEARNED
			PLAN AWARDS:			OR UNITS	OR UNITS	SHARES,	SHARES,
	NUMBER OF	NUMBER OF	NUMBER OF			OF STOCK	OF STOCK	UNITS OR	UNITS OR
	SECURITIES	SECURITIES	SECURITIES			THAT	THAT	OTHER	OTHER
	UNDERLYING	UNDERLYING	UNDERLYING			HAVE	HAVE	RIGHTS	RIGHTS
	UNEXERCISED	UNEXERCISED	UNEXERCISED	OPTION	OPTION	NOT	NOT	THAT HAVE	THAT HAVE
	OPTIONS (#)	OPTIONS (#)	UNEARNED	EXERCISE	EXPIRATION	VESTED	VESTED	NOT VESTED	NOT VESTED
NAME	EXERCISABLE	UNEXERCISEABLE	OPTIONS (#)	PRICE ($)	DATE	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
PEO Switzer	11,487 (1)	0	0	123,750	3/18/08	3,000 (2)	84,000	0	0
PFO Smith	17,229 (3)	0	0	137,250	4/21/09	3,000 (4)	84,000	0	0
A Cutting	13,500 (5)	9,000 (6)	0	465,900	1/21/14	5,000 (4)	140,000	0	0
B Gorham	0	0	0	0	N/A	3,000 (4)	84,000	0	0

(1)	All were granted on March 18, 1998 under the 1996 Stock Option Plan and are fully vested.

(2)	Awarded under the 2002 Equity Incentive Plan. The restricted shares vest in three equal installments on each anniversary of the date of grant beginning July 19, 2007.

(3)	All were granted on April 21, 1999 under the 1996 Stock Option Plan and are fully vested.

(4)	Awarded under the 2002 Equity Incentive Plan. The restricted shares vest in five equal installments on each anniversary of the date of grant beginning July 19, 2007.

(5)	All were granted on January 21, 2004 under the 2002 Equity Incentive Plan and are fully vested.

(6)	All were granted on January 21, 2004 under the 2002 Equity Incentive Plan and vest 50% in 2007 and 50% in 2008.
Option Exercises and Stock Vested

NAME	OPTION AWARDS			STOCK AWARDS
	NUMBER OF SHARES		VALUE REALIZED	NUMBER OF SHARES	VALUE REALIZED ON
	ACQUIRED ON		ON EXERCISE	ACQUIRED ON VESTING	VESTING
	EXERCISE
Mel Switzer, Jr.	15,316	(1)	237,926	0	0
Mary Dieter Smith	11,486	(2)	178,421	0	0
Sean C. Cutting	0		0	0	0
Cathleen Gorham	2,106	(3)	38,268	0	0
	1,914	(4)	26,650	0	0
	5,742	(5)	96,077	0	0

(1)	On February 21, 2006, Mr. Switzer, Jr. exercised 15,316 shares from an April 21, 1999 grant of an option to purchase 39,830 shares. The exercise price of the options was $7.97 per share compared to a market value of $23.50 per share at the time of exercise.

(2)	On February 21, 2006, Ms. Smith exercised 11,486 shares from a April 21, 1999 grant of an option to purchase 28,715 shares. The exercise price of the options was $7.97 per share compared to a market value of $23.50 per share at the time of exercise.

(3)	On March 31, 2006, Ms. Gorham exercised 2,106 shares from a June 18, 1997 grant of an option to purchase 2,106 shares. The exercise price of the options was $6.53 per share compared to a market value of $24.70 per share at the time of exercise.

(4)	On March 31, 2006, Ms. Gorham exercised 1,914 shares from a March 18, 1998 grant of an option to purchase 1,914 shares. The exercise price of the options was $10.78 per share compared to a market value of $24.70 per share at time of exercise.

(5)	On March 31, 2006, Ms. Gorham exercised 5,742 shares from an April 21, 1999 grant of an option to purchase 8,172 options. The exercise price of the options was $9.97 per share compared to a market value of $24.70 per share at time of exercise.
Pension Benefits

		NUMBER OF	PRESENT VALUE OF	PAYMENTS
		YEARS CREDITED	ACCUMULATED	DURING LAST
NAME	PLAN NAME	SERVICE (#)	BENEFIT ($)	FISCAL YEAR ($)
(a)	(b)	(c)	(d)	(e)
PEO Mel Switzer, Jr.	Sonoma Valley Bank	13	1,133,036	0
	Supplemental
	Executive
	Retirement Plan
PFO Mary D Smith	Sonoma Valley Bank	13	693,463	0
	Supplemental
	Executive
	Retirement Plan
A Sean Cutting	Sonoma Valley Bank	3	48,721	0
	Supplemental
	Executive
	Retirement Plan

SERP Plan
     During 1994, the Bank adopted a Supplemental Executive Retirement Plan (“SERP Plan”). The SERP benefits certain eligible executives based upon the Personnel and Policies Committee’s discretion. Currently, there are four executives and one retired executive that are eligible for benefits under the SERP Plan. The plan provides that the Bank will pay the participants specified annual amounts over a specified period after retirement, and to make those payments to the participant’s beneficiary or estate if death should occur prior to or during retirement. The amount of benefit is determined by a formula multiplying a factor determined by the number of years of service to the Bank with an average of the highest five years of compensation. The SERP Plan is unfunded for tax purposes and under Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Bank purchased single premium life insurance policies in connection with the implementation of the plan, which policies provide protection against the adverse financial effects from the death of a participant. Although the participants are the named insureds, the Bank is the owner and beneficiary under the policies.
     Of the named executives, Mr. Switzer and Ms. Smith are eligible for early retirement benefits under the SERP Plan.
Non Qualified Deferred Compensation

			AGGREGATE		AGGREGATE
	EXECUTIVE	COMPANY	EARNINGS FOR	AGGREGATE	YEAR-END
NAME	CONTRIBUTION	CONTRIBUTION	THE YEAR	WITHDRAWALS	BALANCE
(a)	(b)	(c)	(d)	(e)	(f)
PEO Mel Switzer	10,333 (1)	0	18,517	0	283,052 (2)
PFO Mary Smith	14,511 (3)	0	18,642	0	284,963 (4)
A S Cutting	0	0	194	0	2,977 (5)
B C Gorham	0	0	0	0	0

(1)	This amount is included in the salary column of the Summary Compensation Table.

(2)	Includes $269,706 held in the 1995 Sonoma Valley Bank Deferred Compensation Plan and $13,346 held in the 2005 Sonoma Valley Bank Deferred Compensation Plan.

(3)	Of this amount, $6,850 is included in the salary column and $7,661 is included in the Non Equity Incentive Plan Compensation column of the Summary Compensation Table.

(4)	Includes $262,963 held in the April 1, 1995 Sonoma Valley Bank Deferred Compensation Plan and $22,728 held in the January 1, 2005 Sonoma Valley Bank Deferred Compensation Plan.

(5)	This amount is held in the January 1, 2005 Sonoma Valley Bank Deferred Compensation Plan.
Deferred Compensation Plan
     Under the terms of the Company’s Deferred Compensation Plan, for each plan year eligible participants may defer a minimum of $2,000 of each of the participant’s base salary, annual bonus and directors’ fees and a maximum of 50% of their base salary and 100% of their annual bonus and directors’ fees. Prior to any distributions, interest is credited and compounded annually on each participant’s account balance at a preferred crediting rate, which is equal to 120% of Moody’s Seasoned Corporate Bond rate for the month of August immediately prior to each plan year, rounded up to the nearest whole percentage. Upon retirement, a participant receives his or her account balance and if the balance is paid in installments the undistributed portion is credited with interest and compounded annually at the preferred rate. A participant may, at any time, withdraw all of his or her account balance prior to retirement or upon termination, less a 10% withdrawal penalty.

Compensation Plan Table
The following table provides aggregate information as of the end of the fiscal year ending December 31, 2006 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

			Number of securities
			remaining available for
	Number of securities to be	Weighted-average exercise	future issuance under
	issued upon exercise of	price of outstanding	equity compensation plans
	outstanding options,	options, warrants and	(excluding securities
	warrants and rights	rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	213,059	$10.82	27,055
Equity compensation plans not approved by security holders	0	0	0
Total	213,059	$10.82	27,055
401(k) Plan
     In June 1989, as amended in October 1992 for the year beginning January 1992, the Bank adopted a 401(k) employee savings plan (the “401(k) Plan”) which provides for a cash deferral arrangement under which all employees, including the named executives, are eligible for participation following three months of employment. The purpose of the 401(k) Plan is to reward eligible employees for their long and loyal service to the Bank and allow them to provide for their retirement.
     All eligible employees may contribute between 1% and 20% of their regular cash compensation not to exceed a certain dollar limit that is determined each year by the Internal Revenue Service. For 2006, this limit was $15,000. However, for employees who were 50 years of age or older at the end of the year the limit was $20,000. All employee contributions are fully vested. Each employee is entitled to direct the investment of his or her account into any or all of the available investment funds.
     Each payday, the Bank makes a matching contribution on each employee’s behalf in an amount equal to 40% of the amount contributed by the employee. The 401(k) Plan allows each participant to become 100% vested upon participation in the plan. Employees leaving the service of the Bank after participating in the plan may withdraw their vested portion, plus their pro rata share of income and forfeitures, in cash, generally in one payment or in installments.
     The Bank made contributions totaling $148,691 in 2006, $131,549 in 2005 and $109,628 in 2004.

POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE IN CONTROL
     The following table describes the potential payments upon a hypothetical termination or a change of control of the Company on December 31, 2006, for each of the named executives. The actual amounts that would be paid out can only be determined at the time of the executive’s termination of employment.

Executive Benefits and
Payments Upon			Termination Following a	Death and
Termination	Termination	Retirement	Change of Control	Disability
Severance Agreement:
Mel Switzer, Jr.	0	0	$480,000	0
Mary Dieter Smith	0	0	$148,500	0
Sean Cutting	0	0	$171,600	0
Cathleen Gorham	0	0	$118,939	0
SERP (1)
Mel Switzer, Jr.	$107,429	$107,429	$167,151	$167,151
Mary Dieter Smith	$71,249	$71,249	$129,828	$129,828
Sean Cutting	0	0	$396,740	$396,740
Cathleen Gorham	0	0	0	0
Deferred Compensation Plan(2)
Mel Switzer, Jr.	$283,052	$283,052	$283,052	$283,052
Mary Dieter Smith	$284,964	$284,964	$284,963	$284,963
Sean Cutting	$2,887	$2,887	$2,977	$2,977
Cathleen Gorham	0	0	0	0
Accelerated vesting of outstanding options (3)
Mel Switzer, Jr.	0	0	0	0
Mary Dieter Smith	0	0	0	0
Sean Cutting	0	0	$65,640	0
Cathleen Gorham	0	0	0	0
Accelerated vesting of restricted shares (4)
Mel Switzer, Jr.	0	0	$5,250	0
Mary Dieter Smith	0	0	$5,250	0
Sean Cutting	0	0	$8,750	0
Cathleen Gorham	0	0	$5,250	0

(1)	Provides for benefits equal to a percentage of the accrued benefit amount upon retirement or involuntary termination following a change of control or upon death or disability. The amounts indicated are paid annually to the executive for fifteen years. The death benefit is payable in a lump sum amount and represents the fair present value of the payouts discounted at 4.5% and before tax. The Company owns sufficient life insurance on the Plan Participants to fully fund amounts in the event of a premature death.

(2)	Aggregate account as of December 31, 2006. The amounts shown in the Nonqualified Deferred Compensation table include the amounts shown in this column.

(3)	Calculated as the difference between the grant price of in-the-money exercisable options and the closing price of the Company’s common stock on December 29, 2006 ($28.00), multiplied by the number of such options as of December 31, 2006. This calculation includes all options that were exercisable on December 31, 2006 and would become exercisable after the executive’s termination following a change of control.

(4)	Calculated based on the closing price of the Company’s common stock on December 29, 2006.
     The Company has not entered into employment agreements with any of the named executive officers. As a result of their at-will employment, upon termination of employment the named executive officers will be entitled only to their accrued compensation as of the date of termination and such other benefits generally available to all employees upon termination in a manner consistent with the Company’s employment policies.
     On October 21, 2003, the Company entered into Severance Agreements with its Chief Executive Officer, Mel Switzer, and its Chief Operating Officer, Mary Dieter Smith. On March 17, 2004, the Company entered into a Severance Agreement with its Chief Lending Officer, Sean C. Cutting. On July 20, 2005, the Company entered into a Severance Agreement with its Branch Administrator, Cathleen Gorham. The Severance Agreement with Mr. Switzer provides for payment to him equal to two years of his base salary in the event that he is terminated within 24 months following a change of control of the Company. Similarly, the Severance Agreements with Ms. Dieter, Mr. Cutting and Ms. Gorham provide for payment to each equal to one year of their individual base salary in the event either is terminated within 24 months following a change of control of the Company. The Severance Agreements are not employment agreements and provide for payment of the severance only in the event of the occurrence of the specified circumstances. All Severance Agreements are effective through October 20, 2008, subject to extension by mutual agreement of the Company and each executive. The Company has assumed the obligations under these agreements.
     Under the terms of the Company’s 1996 Stock Option Plan and the 2002 Equity Incentive Plan, upon a change of control all outstanding options, including those held by the named executive officers, vest immediately upon the public announcement of the transaction. A change of control is generally deemed to occur when one transaction or series of transactions results in the issuance of 50% or greater of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive or when substantially all of the assets of the Company are sold.
     Under the director benefits agreements, directors are to receive benefits upon a change of control and, in certain circumstances, upon termination. The agreements specify that if a director is terminated by removal for cause, the director forfeits all of his or her rights under the director benefits agreement and is not entitled to any payments. If a director voluntarily terminates his or her directorship or is terminated without cause, he or she is not entitled to any director benefits under the agreements unless a majority of the non-employee directors vote to pay such benefits to the terminated director. However, if a director is terminated following a change of control, the director is entitled to be paid the director benefits regardless of the director’s age at the time of termination.
     Upon a change of control, executives entitled to benefits under the Company’s Supplemental Executive Retirement Plan are entitled to 60% of their accrued benefits.
RELATED PERSON TRANSACTIONS
Certain Relationships and Related Transactions
     The Bank has had (and expects to have in the future) banking transactions in the ordinary course of its business with its directors, officers, principal shareholders and their affiliates. These loans are granted on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with others and, in the opinion of management, do not involve more than the normal risk of collectibility. A part of the Bank Loan Policy details the terms to be followed when making a loan to a director, executive officer or principal shareholder. The extensions of credit are to be made on the same terms and credit worthiness as those to outside borrowers of the Bank and in accordance with Regulation O. The extensions of credit require approval of the Board with the interested party abstaining from participating in the voting. The aggregate loan disbursements and loan payments made in connection with loans to directors, officers, principal shareholders, and affiliates, are as follows:

	2006	2005
Balance, beginning of year	$2,657,000	$3,474,000
Loan Disbursements	415,000	1,730,000
Loan Payments	(415,000)	(2,547,000)
Balance, end of year	$2,657,000	$2,657,000
     During 2006, the highest amount of aggregate indebtedness of directors, officers, principal shareholders, and affiliates, was $2,736,000 as of September 30, 2006, which represented 11.04% of the Bank’s equity capital as of such date.
     In 2006, the Bank made advances on four loans for Mr. Nicholas, Chairman of our Personnel and Policies Committee. During 2006, the highest amount of aggregate indebtedness under the loans was approximately $519,591. As of December 31, 2006, the aggregate indebtedness under the loans was $516,795 and indebtedness as of March 23, 2007 was approximately $620,023. In 2006, principal payments of $83,566 and interest payments of $30,013 were paid on Mr. Nicholas’ loans. All of the loans are revolving lines of credit and two of the loans have fixed rates of 7.00% and two of the loans are variable rate and tied to the prime lending rate. As of March 23, 2007, the rates on the variable rate loans were 8.25%. During 2006, the rates fluctuated from a high of 9.25% to a low of 7.25%. All director rates are competitive to rates available from other lenders and based on creditworthiness.

     The Bank leases its Glen Ellen branch office from Sonoma Market Partnership in which director Dale Downing is a partner. Lease expense for the years ended December 31, 2006 and 2005 was $14,705 and $14,140, respectively. The remaining lease commitment is approximately $19,154 through March 2008 including a minimum inflationary increase of 4% per year. The monthly lease payments will be increased annually based upon the Consumer Price Index, but not less than 4% annually. The term of the lease is 5 years with an option to extend the lease term for two additional 5 year terms at the same Consumer Price Index limitations.
Compliance with Section 16(a) of the Exchange Act
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than ten percent (10%) of the Company’s Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the “SEC”). Such executive officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 31, 2006, all of its executive officers, directors and ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements by filing Form 3, 4 and 5 with the SEC.
Recommendation of the Board of Directors
     The Board recommends that shareholders vote “FOR” each of the six directors nominated.
PROPOSAL NO. 2
APPROVE AND AMEND SONOMA VALLEY BANCORP BYLAWS TO DECREASE THE MINIMUM
NUMBER OF DIRECTORS AUTHORIZED AND THE MAXIMUM NUMBER
OF DIRECTORS AUTHORIZED
BACKGROUND
     The Company’s Bylaws currently provide that the Board of Directors shall consist of not less than six (6) nor more than eleven (11). The exact number has been fixed at six (6) by the Board of Directors. The Board of Directors has approved an amendment to the Bylaws to decrease the minimum number of authorized director from six (6) to five (5) and decrease the maximum number of authorized directors from eleven (11) to nine (9). Because only the shareholders may decrease the variable range of directors, we are asking the shareholders to approve a proposal to replace Article III, Section 2 of the Company’s Bylaws with the following text:
     “SECTION 2- NUMBER AND QUALIFICATION OF DIRECTOR.
     The authorized number of directors of the corporation shall not be less than five (5) nor more than nine (9) (which in no case shall be greater than two times the stated minimum minus one) with the exact number of directors to be fixed, within the limits specified, by approval of the board or the shareholders in the manner provided in the bylaws and subject to paragraph (5) of subdivision (a) of section 204 of the Code. After the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the majority of the outstanding shares entitled to vote; provided that an amendment reducing the number to less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16 2/3 percent of the outstanding shares entitled to vote.”
PURPOSE AND EFFECT OF AMENDMENT
     The principal purpose of the proposed amendment is to decrease the minimum and maximum number of directors that the Company may have on its Board of Directors. The Board of Directors has currently fixed the number of directors at six (6). The amendment would decrease the minimum number of authorized directors to five (5) and the maximum number of authorized directors to nine (9). Moreover, this amendment would allow the Board of Directors to fix the number of directors at five (5) and would prohibit the Board of Directors from fixing the number of directors over nine (9) anytime in the future. The Board of Directors believes that reducing the minimum and maximum number of directors would provide the Company with greater flexibility to manage the size of the Board. The Board of Directors believes that this would result in increase efficiencies in administration and management.
VOTE REQUIRED
     The proposal to amend the Bylaws decreasing the number of minimum and maximum number of directors must be approved by a majority of the outstanding shares of voting stock of the Company. Abstentions are not affirmative votes and therefore shall be deemed a vote against the proposal.
RECOMMENDATION OF THE BOARD
     The Board of Directors recommends that shareholders vote “FOR” Proposal No. 2.
PROPOSAL NO. 3
ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN
REASONS FOR THE PROPOSAL
     In order to attract, hire, and retain a high caliber of executives, the Company will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, and executives. Without a broad based equity plan, we believe that we will be impaired in our efforts to offer competitive compensation packages to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain critically important executives.
BACKGROUND OF THE PROPOSAL
     You are being asked to approve the adoption of the 2007 Equity Incentive Plan (the “2007 Plan”). A copy of the 2007 Plan is attached as Exhibit A. Under the 2007 Plan, the number of shares of common stock equal to approximately ten percent (10%) outstanding shares of the Company are authorized to be issued under the 2007 Plan (“Evergreen Provision”), of which up to 231,963 may be reserved for incentive stock option awards. Under the Evergreen Provision, the number of shares available to grant for awards will increase at the beginning of each fiscal year if additional shares of common stock were issued in the preceding fiscal year, as long as the 2007 Plan is in effect. This will allow the Company the continuing ability to award and motivate participants with awards. If any shares covered by an award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan. In addition, if the exercise price of an option, or the withholding obligation of a Grantee with respect to any Award, is satisfied by tendering shares or withholding shares the number of shares tendered or withheld will not reduce the number of shares available under the 2007 Plan.
     The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.
DESCRIPTION OF THE 2007 EQUITY INCENTIVE PLAN
     Structure. The 2007 Plan allows for the grant of options, restricted stock, stock bonuses and stock appreciation rights at the discretion of the Plan Administrator. The principal features of the program are described below.
     Administration. The Personnel and Policies Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2007 Plan. The Plan Administrator has the authority to interpret the 2007 Plan and the rights underlying any grants or awards made subject to the 2007 Plan. Any decision or action of the Plan Administrator in connection with the 2007 Plan is final and binding.

     No director shall be liable for any action, excepting willful misconduct and gross negligence, or bad faith and without reasonable belief arising out of or related to the 2007 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.
     Eligibility. Employees, directors, officers and consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2007 Plan. Determinations as to eligibility shall be made by the Plan Administrator.
     Valuation. For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2007 Plan, the fair market value per share of common stock on any relevant date under the 2007 Plan is the closing price as reported by the OTC Bulletin Board or other exchange where the common stock is listed for trading.
     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2007 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2007 Plan shall terminate later than ten (10) years after the date of grant.
     Limitations on Awards. The maximum number of shares of stock that may be granted during any one calendar year under the Plan to any one Participant shall be 231,963.
     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least 100% of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2007 Plan may be made in cash, or, at the sole discretion of the Administrator by surrender of shares of the Company owned by the participant more than six (6) months or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act. At the sole discretion of the Administrator, payment may also be made by “deemed net-stock exercise” in which the optionee exercises by forfeiting the option shares at their exercise price. A broker-assisted payment may also be made in which the broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.
     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2007 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.
     Termination of Directorship. If a participant ceases to be a director of the Company or a subsidiary, vested stock options may be exercised at any time, but in no event after the termination of the option as specified in the award agreement or ten years from the Grant Date.
     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award. Unless the Plan Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered or transferred except in the event of death or by will or the laws of descent and distribution.
     Unrestricted Stock Awards. The Plan Administrator may award Unrestricted Stock to any participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied.
     Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SARs shall be determined by dividing the number of shares as to which the SAR is exercised, multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of a share on the date of grant of the SAR, by the fair market value of a share on the exercise date. However, the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. Any SAR that has not vested prior to the date of termination of employment will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2007 Plan. Assignment shall be by written request, and the terms applicable to assigned SARs remain the same as those in effect for the award immediately before the assignment.
GENERAL PLAN PROVISIONS
     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2007 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.
     In the event of a change of control of the Company, as defined in the 2007 Plan, the Plan Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated change of control, to fully vest all outstanding Awards. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.
     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.
     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2007 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.
     Special Tax Election. The Plan Administrator may, in its discretion, permit participants to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.
     Amendment and Termination. The Board may amend, suspend or terminate the 2007 Plan at any time and for any reason; provided however, that shareholder approval shall be required for any increase in the maximum number of common stock issuable under the Plan except for a proportional increase in the maximum number as a result of stock split or stock dividend or a change in the class of employees entitled to be granted incentive stock options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2007 Plan or by law. But no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person’s consent not unreasonably withheld.
     Unless sooner terminated by the Board, the 2007 Plan will in all events terminate ten years from the date the Plan is approved by the Board. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.
     Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2007 Plan affect or otherwise modify the rights or obligations of the holders of those options.

     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.
     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2007 Plan as may be determined by the Board of Directors or the Plan Administrator.
FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2007 PLAN
     The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2007 Plan and the subsequent sale of common stock that will be acquired under the 2007 Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently. The following discussion addresses only the general federal income tax consequences of awards. Participants are urged to consult their own tax advisors regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations.
     Options granted under the 2007 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements.
     Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.
     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.
     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised (except for purposes of the alternative minimum tax in which case any applicable taxation is calculated based on the same amount as taxed for nonqualified stock options). The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1)year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.
     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.
     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the options exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.
     Restricted Stock Awards. The recipient receives no taxable income upon the receipt of a restricted stock award. The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows a recipient, at his or her option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient. In the event a recipient makes such an election, a Section 83(b) election must be filed with the IRS within 30 days of the shares being allocated to the recipient. Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.
     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.
     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.
     Business Deduction for the Company. In connection with the various awards, the Company will generally be entitled to a business expense deduction in the same amount and generally if and when the participant recognizes ordinary income. Section 162(m) of the Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year. However, performance-based compensation is excluded from this limitation. The 2007 Plan is designed to permit the Plan Administrator to grant awards that qualify as “performance-based compensation” under section 162(m). The Plan Administrator is authorized to establish performance goals that qualify as performance-based awards under Section 162(m) of the Code.
     Impact of Recent Tax Law Changes. Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as certain stock options and stock appreciation rights. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. The U.S. Department of Treasury has provided preliminary guidance and proposed regulations with respect to Section 409A and more definitive guidance is anticipated in the near future. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award subject to 409A fails to comply, an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation will apply. The 2007 Plan provides the Plan Administrator with discretion to provide that awards comply with the provisions of Section 409A.
RECOMMENDATION OF THE BOARD
     The Board of Directors recommends that shareholders vote “FOR” Proposal No. 3.
PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
     The Board of Directors has appointed Richardson and Co., certified public accountants, as independent auditors for the Company for 2007. Richardson and Co. has served as independent auditors for the Company since 1993. Shareholders are being asked to ratify this selection at the annual meeting. A representative of Richardson and Co. will be present at the meeting and will be afforded the opportunity to make a statement and respond to appropriate questions.
Recommendation of the Board of Directors
     The Board of Directors recommends that shareholders vote “FOR” Proposal No. 4.
PROPOSAL NO. 5
SHAREHOLDER PROPOSAL
SHAREHOLDER PROPOSAL
     Larry Audiss, Brooke Canton, Thornton Jenkins, John Fanucchi, Doug Ghiselin, Gerald Marino, Alan Medina, Gary Nelson, Bob Nobles, and Jack Powers (each a “Proposing Shareholder”) have submitted the following proposal. The addresses and the number of voting securities held by each Proposing Shareholder shall be provided to the shareholders upon receiving oral or written request.

     THIS PROPOSAL MANDATES ALL SONOMA VALLEY BANCORP DIRECTORS AND SONOMA VALLEY BANK BOARD MEMBERS HAVE THEIR PRIMARY RESIDENCE AND VOTING RESIDENCY BE LOCATED IN SONOMA COUNTY.
     The following statements have been submitted by in support of the resolution.
     “Sonoma Valley Bank was founded as a local community bank where its board of directors were residents of Sonoma Valley or neighboring counties. Presently one director resides in Florida and another resides in Washington State.
     A yes vote, mandates all Sonoma Valley Bancorp directors and Sonoma Valley Bank board members have their primary residence and voting residency be located in Sonoma County.
     This policy would be in keeping with the establishment of the bank as a “Community Bank”. Sonoma Valley Bancorp Directors and Sonoma Valley Bank Board members represent this community, as often stated in the Banks press releases; so its Directors and Board members should be part of the community they represent.”
Recommendation of the Board of Directors
     The Board of Directors recommends that shareholders vote “AGAINST” the adoption of Shareholder Proposal. The Board recommends a vote AGAINST this proposal and will so vote proxies received that do not otherwise specify.
Management’s Statement in Opposition
     The Board believes that this proposal, if adopted, would undermine the Company’s ability to attract and retain highly qualified directors. The Board believes that it is in the best interest of the Company and its shareholders for the Board to have the flexibility to determine the best director to serve as a member of the Board, whether or not the director is one whose primary and voting residency is located in Sonoma County. A policy that restricts the composition of the Board to certain candidates would deprive it of the freedom to select the most qualified and appropriate individual to serve on the Board. We are not aware of any similar restrictions or limitations placed on other companies and believe that this restriction is not in the best interest of the Company or its shareholders.
     Specifically, this proposal targets two highly qualified individuals who have served on our Board since its inception, Harry W. Weise, and Robert B. Hitchcock. After ending lengthy careers within Sonoma County, Messrs. Weise and Hitchcock retired and moved outside of Sonoma County. By way of background, not only has Mr. Hitchcock served as a director of the Company since its formation in 1988, he also served as the Chairman of the Board from 1988 to 1995. Mr. Weise has been a director of the Company since its formation in 1988 and has previously served as the secretary of the Company from 1995-2001. Irrespective of their physical location in the United States, over the last year Messrs. Weise and Hitchcock regularly attended Board meetings in person. The Board strongly believes that these individuals are the most qualified and appropriate individual to serve on the Board and the Board would have a difficult time finding replacements who are as committed to the Company and its shareholders.
     Messrs. Weise and Hitchcock have a long standing history in the Sonoma County community. Regardless of where these individuals currently reside, they intimately understand and genuinely care about the community upon which this Company was founded. In addition, they continue to have a close relationship with our community. As such, the Board believes these members will continue to help ensure that key business issues and matters of shareholder interest are brought to the Board’s attention.
     The Board believes that the shareholder proposal imposes an unnecessary restriction that is not in the best interest of the Company and its shareholders.
For the reasons stated above, the Board of Directors recommends a vote
AGAINST the adoption of Shareholder Proposal.

OTHER BUSINESS
Audit Fees
     The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements on Form 10-K and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2005 was $ 64,225 and December 31, 2006 was $ 71,945.
Audit-Related Fees
     The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements for the year ended December 31, 2005 was $ 3,865 and December 31, 2006 was $ 9,075.
Tax Fees
     The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended December 31, 2005 was $11,550 and December 31, 2006 was $ 13,180. The services comprising these fees include federal and state income tax returns, quarterly tax estimates and business property tax statements.
All Other Fees
     There were no aggregate fees billed for any other professional services rendered by the Company’s independent auditors for the fiscal year ended December 31, 2005 and 2006.
     The Audit Committee pre-approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 1%.
Code of Ethics
     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions. A copy of our code of ethics can be found on our website at www.sonomavalleybank.com/svbethics.pdf. The Company will report any amendment or waiver to the code of ethics on our website within five (5) days.
Shareholder Proposals
     In addition to the matters discussed above, proxies will be exercised at the discretion of the Proxy Holders in voting on such other business as may properly be brought before the meeting. Except as discussed below, the only matters which the Board of Directors intends to present or knows will be presented at the meeting are the matters discussed herein. If any proposals are properly brought before the Annual Meeting, or any adjournment or postponement thereof, the Proxy Holders will vote in accordance with their own discretion.
Shareholder Proposals for Next Year’s Annual Meeting
     Proposals by shareholders intended to be presented at the 2008 Annual Meeting of shareholders must be received by us not later than December 14, 2007, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on February 22, 2008 and advises stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on February 22, 2008.
     Notices of intention to present proposal at the 2008 Annual Meeting should be addressed to the Secretary of the Company at 202 W. Napa Street, Sonoma, California 95476. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information and Financial Disclosure
     Additional copies of the Annual Report are available upon request. Requests for this statement or a copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission, free of charge, may be made by writing to Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476 or by calling the Company at (707) 935-3200.
     Shareholders may send communications to the Board of Directors to the Secretary, Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476.

By Order of the Board of Directors
/s/ Suzanne Brangham
Suzanne Brangham, Secretary

SONOMA VALLEY BANCORP
ANNUAL MEETING OF SHAREHOLDERS
May 16, 2007
ABOUT THE MEETING AND VOTING YOUR SHARES
What is the purpose of the Annual Meeting?
     The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors.
Who is entitled to vote?
1)	Only shareholders of record at the close of business on the record date are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

2)	Shareholders who hold their shares under their broker – as non-certificated shares or in “street name”, are not shareholders of record. Their votes are cast by their broker pursuant to their instructions, and as provided under the rules of the New York Stock Exchange governing broker votes.
How do I vote?
     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person.
     If your shares are held by your broker or bank, (in “street name”) you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter. Brokers generally have discretion to vote on the election of directors and for the ratification of the selection of auditors, unless instructed otherwise by the beneficial owner or unless there is a proxy contest. If you wish to vote your shares at the meeting you must contact your broker for a power of attorney.
Can I change my vote after I return my proxy card?
     Yes. If your shares are held by your broker or bank (in “street name”) you will need to notify your broker prior to the meeting. If you are a shareholder of record, you have the right to revoke your proxy at any time before the meeting by notifying the Company’s Secretary at the following address:
Sonoma Valley Bancorp
202 W. Napa Street
Sonoma, CA 95476
What shares are included on the proxy card(s)?
     The shares on your proxy card(s) represent ALL of your shares.
What does it mean if I get more than one proxy card?
     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). If your shares are held by your broker or bank in “street name,” you must contact the broker or bank who holds your shares.
What happens if I abstain?
     Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a “no” vote.

Dear Shareholder:
     You are cordially invited to join us at the 2007 Annual Meeting of Shareholders of Sonoma Valley Bancorp. This year’s meeting will be held at the Ramekins Event Center located at 450 West Spain Street, Sonoma, CA, on May 16, 2007 starting at 6:00 pm. We will be serving light refreshments. At the meeting we will elect directors, vote on approval and amendment of the changes in the Sonoma Valley Bancorp Bylaws to decrease the number of directors, vote on approval and adoption of the 2007 Equity Incentive Plan, vote on the appointment of Richardson & Company as independent auditors for the fiscal year 2007 and vote on the director residency requirement. In addition, with respect to any other matter that may properly come before the Annual Meeting, the Proxy Holders will vote in accordance with their own discretion.
     As an added convenience this year, you may vote by telephone or by using the Internet as indicated on the reverse side. If you vote by telephone or Internet, please do not return the Proxy. Otherwise, specify your choices by marking the appropriate boxes, then date, sign and return your Proxy in the postpaid return envelope as promptly as possible. If you date, sign and return your Proxy without specifying your choices, your shares will be voted in accordance with the recommendation of your directors. It is important that your shares be voted whether or not you plan to be present at the meeting.
Sincerely,
/s/ Mel Switzer, Jr.
Mel Switzer, Jr.
President & CEO

Exhibit A
2007 Equity Incentive Plan
SONOMA VALLEY BANCORP
2007 EQUITY INCENTIVE PLAN
1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Incentive and Nonqualified Stock Options (“Options”), Stock (“Restricted Stock” or “Unrestricted Stock”) and Stock Appreciation Rights (“SARs”). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 29.
2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The effective date of this Plan will be the date of approval by the Board subject to approval of the Stockholders within twelve (12) months of such adoption (the “Effective Date”). So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.
3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.
4. SHARES SUBJECT TO THIS PLAN.
     4.1. Number of Shares Available. Subject to Section 4.2, the total number Shares reserved and available for grant and issuance pursuant to this Plan will be two hundred thirty one thousand nine hundred sixty three (231,963) (the “Maximum Number”). Not more than the Maximum Number of shares of Stock shall be granted in the form of Options, Stock and SARs combined.
     Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.
     Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock), but not outstanding Options to acquire Stock.
          4.1.1. Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

          However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.
          4.1.2. Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.
          4.1.3. Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:
               i. Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.
               ii. Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.
     4.2. Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.
     4.3. Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options, Restricted Stock and/or SARS that may be granted during any one fiscal year under the Plan to any one Participant will be 231,963. Determination under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

     4.4. No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.
     4.5. No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.
5. ADMINISTRATION OF THIS PLAN.
     5.1. Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.
     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:
          (1) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;
          (2) select Participants;
          (3) determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;
          (4) determine the number of Shares or other consideration subject to Awards;
          (5) determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;
          (6) prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (7) further define the terms used in this Plan;
          (8) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;
          (9) provide for rights of refusal and/or repurchase rights;
          (10) amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;
          (11) prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and
          (12) make all other determinations necessary or advisable for the administration of this Plan.
     5.3. Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.
     5.4. Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.
6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.
     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.
     Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the “Grant Date”), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.
     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.
     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:
          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.
          6.2.2. Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.
          6.2.3. Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.
          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.
          6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
          At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.
          6.2.6. Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.
          6.2.7. Exercise After Certain Events.
               i. Termination of Employment — Employee/Officer
                    (1) Incentive Stock Options.
                         (a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).
                         (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.
                    (2) Non-Qualified Stock Options.
                         (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

                         (b) Continuation of Services as Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
               ii. Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).
               iii. Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs within three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date.
     6.3. Limitations on Grant of Incentive Stock Options.
          6.3.1. Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.
          6.3.2. Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.
          6.3.3. Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.
7. RESTRICTED STOCK AWARDS.
     7.1. Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.
     7.2. Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.
     7.3. Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.
     7.4. Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.
     7.5. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.
     7.6. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

     7.7. Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.
     7.8. Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.
8. UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.
9. STOCK APPRECIATION RIGHTS.
     9.1. Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.
     9.2. Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.
     9.3. Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.
     9.4. Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of Shares with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant. Upon receipt of the notice from the Participant, subject to the Administrator’s election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the “exercise date.”
     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.
     9.6. Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.
     9.7. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.
     9.8. Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.
     9.9. Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
10. PAYMENT FOR SHARE PURCHASES.
     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:
          10.1.1. Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.
          10.1.2. Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.

          10.1.3. Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:
a = net Shares to be issued to Participant
b = number of Awards being exercised
c = Fair Market Value of a Share
d = Exercise price of the Awards
          10.1.4. Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.
          10.1.5 Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.
11. WITHHOLDING TAXES.
     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company by cash, or check payable to the Company, an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will also have the authority and right to deduct or withhold an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements with respect to such transactions. Any such payment must be made, or any such withholding may be made, promptly when the amount of such obligation becomes determinable.
     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. PROVISIONS APPLICABLE TO AWARDS.
     12.1. Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.
     12.2. Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.3. Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.
     In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than 90 days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.
     12.4. Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.5. Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.
     12.6. Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause”, he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.
13. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.
14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.
15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.
     17.1. Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.
     17.2. Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
18. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.
19. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.
20. DISSOLUTION, LIQUIDATION, MERGER.
     20.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed or substituted by the surviving corporation and, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined. The exercise or vesting of any Award that was permissible solely by reason of this Section 20.1 and the applicable Option Agreement will be conditioned upon the consummation of the applicable event. Upon consummation of such dissolution, liquidation, merger, consolidation, combination reorganization or sale of substantially all of the assets, any outstanding but unexercised Options and SARS not otherwise cancelled, assumed or substituted as provided above, will terminate.
     20.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation (“Survivor Event”), the Board, as it was composed before the Survivor Event, will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.
21. CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.
22. DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.
23. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).
24. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Common Stock issuable under the Plan except for a proportional increase in the Maximum Number as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.
25. TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant’s estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
26. FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.
27. GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of California, without reference to the principles of conflicts of laws thereunder.
28. MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.
29. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.
“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.
“Cause” will mean, termination of employment of a Participant for cause under the Company’s generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Committee appointed by the Board to administer this Plan.
“Company” means Sonoma Valley Bancorp, a California corporation, or any successor corporation, and its Subsidiary as the context so warrants.
“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.
Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant’s Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.
“Effective Date” has the meaning set forth in Section 2.
“Eligible Person” means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.
“Employee” means any and all employees of the Company or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.
“Exercise Agreement” has the meaning set forth in Section 6.2.4.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
“Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:
     (i) Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.
     (ii) Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.
     (iii) No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.
     (iv) Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.
     (v) Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).
     Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).
“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.
“Issue Date” will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.

“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.
“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.
“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.
“Option” means an award of an option to purchase Shares pursuant to Section 6.
“Optionee” means the holder of an Option.
“Participant” means a person who receives an Award under this Plan.
“Plan” means this Sonoma Valley Bancorp 2006 Equity Incentive Plan, as amended from time to time.
“Restricted Stock Award” means an award of Shares pursuant to Section 7.
“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.
“SAR” means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of shares of Stock of the Company as provided for in Section 9.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.
“Stock” means the Common Stock, $.001 par value, of the Company, and any successor entity.
“Stock Award” means an Award of Restricted Stock or Unrestricted Stock.
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.

“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.
“Vesting Date” will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

ANNUAL MEETING OF SHAREHOLDERS OF
SONOMA VALLEY BANCORP
May 16, 2007
PROXY VOTING INSTRUCTIONS
MAIL -Date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-
INTERNET -Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
COMPANY NUMBER
ACCOUNT NUMBER
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

1.	To elect directors to serve for the ensuing year and until their successors are elected.

NOMINEES:

	☐ FOR ALL NOMINEES	O Suzanne Brangham
	☐ WITHHOLD AUTHORITY	O Dale T. Downing
	☐ FOR ALL EXCEPT	O Robert B. Hitchcock
O Robert J. Nicholas
O Angelo C. Sangiacomo
O Mel Switzer, Jr

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

2.	To approve and amend the Sonoma Valley Bancorp Bylaws to decrease the minimum number of directors authorized to 5 and the maximum number of directors authorized to 9.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the 2007 Equity Inventive Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To ratify the selection of Richardson and Co. as independent auditors for fiscal year 2007.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To adopt a proposal relating to a residency requirement submitted by shareholders.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, THREE AND FOUR; AND AGAINST PROPOSAL FIVE.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.
Please indicate if you plan to attend the shareholders’ meeting.                      Yes                        No

Signature of Shareholder	Date:

Signature of Shareholder	Date:

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
For the Annual Meeting of Shareholders to be held on May 16, 2007
     The shares of stock you hold will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” proposals 1, 2, 3, and 4; and “AGAINST” proposal 5.
     By signing the proxy, you revoke all prior proxies and appoint Robert J. Nicholas, Chairman of the Board, and Mel Switzer, Jr. President and Chief Executive Officer, and each of them in the absence of the others, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.
IMPORTANT: SIGNATURE REQUIRED ABOVE